                                   [SIFE L0GO]
                                 SIFE TRUST FUND
September 1997

This addendum to SIFE Trust Fund's 1997 Semi-Annual Report clarifies the relationship of State Street Bank and Trust Company to SIFE, Inc. and SIFE Trust Fund. Please retain this document with your semi-annual report.

ADDENDUM TO NOTES TO FINANCIAL STATEMENTS (UNAUDITED):
------------------------------------------------------
All references to State Street Bank and Trust Company ("State Street Bank") contained within the 1997 Semi-Annual Report should be to State Street Bank as custodian or sub-transfer agent of SIFE Trust Fund (the "Trust Fund"), not as the Trustee. State Street Bank is not a Trustee of the Trust Fund.

ADDENDUM TO FINANCIAL STATEMENTS NOT 2 (UNAUDITED):
---------------------------------------------------
AFFILIATED PARTY TRANSACTIONS-AGREEMENTS WITH SIFE (THE "MANAGEMENT COMPANY"):
The Management Company is the investment advisor, administrator and underwriter for the Trust Fund and has acted in such capacities since the formation of the Trust Fund. State Street Bank serves as custodian, sub-transfer agent and service provider to existing Trust Fund investors.

TRANSFER AGENCY AGREEMENT AND ADMINISTRATIVE SERVICES AGREEMENT:
Pursuant to a transfer agency agreement, the Management Company acts as the Trust Fund's transfer agent, as well as providing shareholder and fund accounting services. The Management Company, in turn, has engaged State Street Bank to provide certain transfer agency functions for the Trust Fund. Effective April 1, 1996, all expenses related to the operation of the Trust Fund are the responsibility of the Management Company (see "Investment Advisory Agreement" below). Under the terms of a prior advisory agreement, certain Trust Fund expenses were paid by the Management Company and reimbursed by the Trust Fund monthly.

INVESTMENT ADVISORY AGREEMENT:
The Trust Fund has entered into an investment advisory agreement with the Management Company, dated April 30, 1997. The current investment advisory agreement was approved by the Trust Fund's investors at the investors' annual meeting held on April 4, 1997. Prior to April 1, 1996, under a prior investment advisory agreement, the Trust Fund paid an investment advisory fee to the Management Company at a monthly rate of 1/20 of 1% of the net assets of the Trust Fund as of the close of each month.

Under the terms of the current investment advisory agreement, the Management Company provides investment advice, a broad range of administrative, regulatory and other services for the Trust Fund and the investors, and receives an all-inclusive management fee of 1.25% of the Trust Fund's average daily net assets, per annum. The all-inclusive management fee eliminates the expense reimbursement feature mentioned above. During the six month period ended June 30, 1997, management fees paid by the Trust Fund totaled $5,364,303.


                               SIFE TRUST FUND
 SIFE, Inc., is the distributor and Management Company for SIFE Trust Fund
             100 N. Wiget Lane - Walnut Creek, CA 9498 -
         Phone (510) 988-2400 - (800) 231-0356 - Fax (510) 943-1783